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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               DECEMBER 24, 1997

                           QUEEN SAND RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         STATE OF DELAWARE                      0-21179                             75-2615565
     (STATE OF INCORPORATION)            (COMMISSION FILE NO.)           (IRS EMPLOYER IDENTIFICATION NO.)


                                 3500 OAK LAWN
                               SUITE 380, LB #31
                           DALLAS, TEXAS  75219-4398
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 521-9959


                                   NO CHANGE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         General. On December 24, 1997, the transaction (the "Transaction") contemplated under the Securities Purchase Agreement, dated December 22, 1997 (the "Purchase Agreement") among Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and certain institutional investors named therein (the "Purchasers") was consummated.

         Pursuant to the Transaction, the Company has issued an aggregate of 10,000 shares of Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock") to the Purchasers and warrants to purchase an aggregate of 340,138 shares of common stock, par value $0.0015 per share (the "Common Stock"), of the Company (the "Warrants") to the Purchasers in exchange for aggregate cash consideration of $10,000,000. In addition, the Company issued 400 shares of Series C Preferred Stock to Palisades Holdings, Inc. in exchange for its services as the placement agent for the Transaction.

         In connection with the purchase by the Purchasers of the Series C Preferred Stock and the Warrants, the Company has agreed to file a registration statement within ninety (90) days and the Company has granted to the Purchasers certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants.

         Description of the Purchase Agreement. The following summary of the material provisions of the Purchase Agreement is not intended to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of such agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

                 Purchase of Series C Preferred Stock and Warrants. Pursuant to the Purchase Agreement, the Purchasers purchased 10,000 shares of Series C Preferred Stock and the Warrants in exchange for the payment to the Company of an aggregate of $10,000,000 cash.

                 Certain Representations and Warranties. Under the Purchase Agreement, the Company has made certain representations and warranties to the Purchasers regarding the Company and its business, including (i) due corporate organization of the Company and its subsidiaries; (ii) the due authorization and issuance of the Series C Preferred Stock and the Warrants and the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Warrants; (iii) the due authorization, execution, delivery and performance by the Company of the Purchase Agreement and related agreements and their enforceability; (iv) no conflict with or violation of the Company's Certificate of Incorporation or bylaws, any of the Company's agreements and applicable law; (v) the capital structure of the Company and its subsidiaries;
(vi) the accuracy of reports and other documents filed by the Company with the Securities and Exchange Commission ("SEC"); (vii) disclosure of pending and threatened litigation; (viii) payment of taxes; (ix) title to its real and personal property; (x) adequacy of financial statements; (xi) accuracy of permits and licenses; (xii) title of intellectual property; (xiii) no payments owed to brokers and finders; (xiv) acknowledgment of dilution; (xv) registration rights; (xvi) trading on NASDAQ; (xvii) no solicitation; (xviii) no violation of the Foreign Corrupt Practices Act of 1977; (xix) no integration; and (xx) eligibility to file registration statements on Form S-3.





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                 Under the Purchase Agreement, the Purchasers have made certain representations and warranties to the Company, including (i) due organization;
(ii) the due authorization, execution, delivery and performance by the Purchasers of the Purchase Agreement and its enforceability; and (iii) certain investment representations.

                 Covenants. Pursuant to the Purchase Agreement, the Company has covenanted to: (i) maintain its corporate existence; (ii) provide each Purchaser copies of reports sent to the Company's stockholders; (iii) file a Form D with respect to the Series C Preferred Stock and the Warrants and make the necessary filings under state securities laws (iv) timely make filings required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and not terminate its status as an issuer required to file reports under the Exchange Act; (v) reserve a sufficient number of shares of Common Stock for issuance upon conversion of the Series C Preferred Stock and upon exercise of the Warrants; (vi) use the proceeds from the sale of the Series C Preferred Stock for general corporate purposes only in the ordinary course of its business; (vii) take necessary acts to designate for quotation the shares of Common Stock issued upon conversion of the Series C Preferred Stock and upon exercise of the Warrants on the NASDAQ Small Cap Market and to maintain the designation and quotation of such shares; (viii) not use any Purchaser's name in any advertisement announcement or press release without the prior written consent of such Purchaser; (ix) deliver irrevocable restrictions to the Company's transfer agent regarding issuance of Common Stock upon conversion of the Series C Preferred Stock or exercise of the Warrants; (x) abide by certain limitations on the Company's ability to raise equity; (xi) provide each Purchaser with an opportunity to purchase a proportionate share of securities before the securities are offered or sold to third parties; and (xii) refrain from entering into any arrangements that are adverse to the rights and privileges of the holders of Series C Preferred Stock or the Warrants, while any of the Series C Preferred Stock or Warrants are outstanding.

         Description of Series C Preferred Stock. The Certificate of Designation of the Series C Preferred Stock (the "Series C Certificate of Designation") authorizes the issuance of up to 10,400 shares of Series C Preferred Stock. The following description of the rights, preferences and limitations of the Series C Preferred Stock is a summary only and is qualified in its entirety by reference to the entire text of the Series C Certificate of Designation which is an exhibit to this Current Report on Form 8-K.

                 Voting. The holders of shares of Series C Preferred Stock are not entitled to vote with the holders of the Common Stock except as required by law or as set forth below.

         For so long as any shares of Series C Preferred Stock are outstanding, the following matters will require the approval of the holders of at least two-thirds of the then outstanding shares of Series C Preferred Stock, voting together as a separate class:

                 (i) alter or change the rights, preferences or privileges of the Series C Preferred Stock or any other capital stock of the Company so as to affect adversely the Series C Preferred Stock;

                 (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series C Preferred Stock as to redemption, the payment of dividends or distribution of assets upon a Liquidation Event (as defined in the Series C Certificate of Designation) or any other liquidation, dissolution or winding up of the Company;





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                 (iii)    increase the authorized number of shares of preferred
         stock of the Company;

                 (iv) re-issue any shares of Series C Preferred Stock which have been converted in accordance with the terms hereof;

                 (v) issue any Senior Securities (other than the Company's Series B Participating Convertible Preferred Stock pursuant to the terms of the Company's Series A Participating Convertible Preferred Stock) or Pari Passu Securities (each, as defined in the Series C Certificate of Designation); or

                 (vi) declare, pay or make any provision for any dividend or distribution with respect to the Common Stock or any other capital stock of the Company ranking junior to the Series C Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Company.

         In the event that the holders of at least two-thirds (2/3) of the then outstanding shares of Series C Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock pursuant to the terms hereof, or to waive any rights of the holders hereunder, then the Company will deliver notice of such approved change to the holders of the Series C Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Series C Preferred Stock pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the holders of Series C Preferred Stock then outstanding.

                 Conversion. Subject to certain limitations set forth in the Series C Certificate of Designation, a holder of shares of Series C Preferred Stock has the right, at the holder's option, to convert all or a portion of its shares into shares of Common Stock at any time. The number of shares of Common Stock into which a share of Series C Preferred Stock may be converted will be determined as of the conversion date according to a formula set forth in the Series C Certificate of Designation. If the Company fails to deliver shares of Common Stock to a holder following a conversion in accordance with the Series C Certificate of Designation, then the Company will be liable to the holder for certain cash default payments set forth in the Series C Certificate of Designation.

         On December 24, 2001, all shares of Series C Preferred Stock that are then outstanding shall be automatically converted into the number of shares of Common Stock determined in accordance with the formula set forth in the Series C Certificate of Designation.

         The Series C Certificate of Designation provides for customary adjustments to the number of shares issuable upon conversion in the event of certain dividends and distributions to holders of Common Stock, certain reclassifications of the Common Stock, stock splits, combinations and mergers and similar transactions and certain changes of control.





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                 Dividends.  The holders of the shares of Series C Preferred
Stock are entitled to receive dividends, when, and as if declared by the Board of Directors, out of funds legally available therefor, subject to the prior payment of any accumulated and unpaid dividends to holders of Senior Securities, but before payment of dividends to holders of Junior Securities (as defined in the Series C Certificate of Designation), cumulative dividends on each of the Series C Preferred Stock shares in an amount equal to the stated value of such share multiplied by five percent (5%).

                 Liquidation. Upon the liquidation, dissolution or winding up of the Company, the holders of the shares of Series C Preferred Stock, before any distribution to the holders of Junior Securities, and after payment to holders of Senior Securities, will be entitled to receive an amount equal to the stated value of the Series C Preferred Stock (subject to ratable adjustment in the event of reclassification of the Series C Preferred Stock or other similar event) plus any accrued and unpaid dividends thereon ("Liquidation Preference").

                 Optional Redemption. The Company has the right to redeem all of the outstanding Series C Preferred Stock at a price equal to the Liquidation Preference of the Series C Preferred Stock then held by the holder divided by eighty percent (80%) ("Optional Redemption Price"), to the extent permitted by law and so long as (i) the Company has sufficient cash available at the time;
(ii) the Company delivers prior written notice at least thirty trading days' prior to the redemption, specifying both the date of the redemption and the amount payable to the holder; and (iii) the Common Stock is actively traded on the NASDAQ Stock Market, the New York Stock Exchange or the American Stock Exchange.

                 Mandatory Redemption. The Series C Certificate of Designation provides for mandatory redemption by the Company when a Mandatory Redemption Event occurs (as defined in the Series C Preferred Stock Certificate of Designation).

         Upon the occurrence of a Mandatory Redemption Event, each holder of Series C Preferred Stock will have the right to require the Company to redeem its Series C Preferred Stock at a redemption price equal to the greater of (i) the Liquidation Preference of the Series C Preferred Stock being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Liquidation Preference of the Series C Preferred Stock being redeemed by the conversion price in effect on the mandatory redemption dated and multiplying the resulting quotient by the average closing bid price for the Common Stock on the five (5) trading days preceding the mandatory redemption date ("Mandatory Redemption Price").

         If the Mandatory Redemption Price is not paid within five business days of the redemption date and the holder has tendered its Series C Preferred Stock to the Company, the holder is entitled to interest thereon, from the redemption date until the Mandatory Redemption Price has been paid in full.

         If the Mandatory Redemption Price is not paid within ten business days of the redemption date, each holder of shares of Series C Preferred Stock will have the right, by written notice to the Company, to require the Company to issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Company equal to the Mandatory Redemption Price divided by the conversion price in effect on such conversion date as specified by the holder, with the conversion price to be reduced by one percent (1%) for each day beyond the 10th business day in which the Company fails to pay the Mandatory Redemption Price, but with the maximum reduction of the conversion price to be fifty percent (50%).





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                  Description of the Warrants.  Pursuant to the Purchase
Agreement, on December 24, 1997, the Company issued the Warrants to the Purchasers. The Warrants are exercisable commencing on December 24, 1997 and ending on December 24, 2001. The Warrants are exercisable for an aggregate of 340,138 shares of Common Stock as adjusted from time to time pursuant to the Warrants. The Warrants may be exercised in full or in part by means of payment of the exercise price which is equal to a fixed conversion price in effect on the exercise date; provided, however, that if the ADTV (as defined in the Series C Certificate of Designation) for the Common Stock during the period of six (6) months following the closing date is less than five hundred and forty thousand dollars ($540,000), the exercise price shall be the lesser of (i) the fixed conversion price and (ii) the average of the closing bid prices (as defined in the Certificate of Designation) for the Common Stock during the twenty-two (22) trading days occurring prior to the last day of such six- month period. The Warrants provide for customary adjustments to the exercise price and number of shares to be issued in the event of certain dividends and distributions to holders of Common Stock, stock splits, combinations and mergers. The Warrants also include customary provisions with respect to, among other things, transfer of the Warrants, mutilated or lost warrant certificates, and notices to holder(s) of the Warrants.

                  Description of the Registration Rights Agreement. The Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants will not be registered with the SEC and therefore, will be, when issued, restricted securities. Pursuant to the Purchase Agreement, on December 24, 1997, the Company entered into a Registration Rights Agreement with the Purchasers pursuant to which the Purchasers will be entitled to certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Common Stock issuable upon conversion of Series C Preferred Stock or upon exercise of the Warrants (the "Registrable Securities").

         The Company granted certain registration rights in the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-3 on or before March 24, 1998, covering the resale of at least 200% of the number of shares of registrable securities then issuable on conversion of the Series C Preferred Stock and exercise of the Warrants. The Company is required to use its best efforts to cause such registration statement to become effective as soon as practicable following the filing thereof; but in no event later than April 23, 1998. If the registration statement does not become effective by this date, then the Company is required to make certain payments to the holders of Series C Preferred Stock as set forth in the Registration Rights Agreement. The Registration Rights Agreement also provides for unlimited piggyback registration rights. That is, in the event that the Company proposes to register the sale for cash of any of its securities under the Securities Act for its own account, or for the account of any other person, the holders will be entitled to include Registrable Securities in any such registration, subject to the limited right of the managing underwriter of any such offering under certain circumstances to exclude some or all of such Registrable Securities from such registration, and also subject to the prior right of holders of registrable shares of Common Stock under the Registration Rights Agreement, dated as of May 6, 1997, between the Company and Joint Energy Development Investments Limited Partnership ("JEDI") to include any or all of JEDI's Registrable Shares before any holder of Series C Preferred Stock includes any or all of its registrable securities in a registration statement. The Company generally bears the expense of any piggyback registration statement, while selling holders





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generally bear selling expenses such as underwriting fees and discounts.  The
Registration Rights Agreement also includes customary indemnification provisions. The Company will no longer be obligated to register the Registrable Securities upon disposition pursuant to Rule 144 under the Securities Act, the eligibility of disposal under Rule 144(k) under the Securities Act or a registration statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been issued, sold or disposed of pursuant to such effective registration statement. The Purchasers may transfer their registration rights to a third party upon written notice to the Company.


ITEM 7.  EXHIBITS.
         --------
1.1              Certificate of Designation of Series C Convertible Preferred Stock of Queen
                 Sand Resources, Inc., a Delaware corporation.

1.2              Securities Purchase Agreement among Queen Sand Resources, Inc., a Delaware corporation, and certain institutional investors named therein, dated December
                 22, 1997.

1.3              Registration Rights Agreement among Queen Sand Resources, Inc., a Delaware corporation, and certain institutional investors named therein, dated December
                 22, 1997.

1.4              Form of Common Stock Purchase Warrant Representing Right to Purchase
                 Shares of Common Stock of Queen Sand Resources, Inc., a Delaware
                 corporation, issued to certain institutional investors on December 24, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEEN SAND RESOURCES, INC.


Date: December 31, 1997            By: /s/ Edward J. Munden
                                       -----------------------------------------
                                       Name:     Edward J. Munden
                                       Title:    Chairman of the Board,
                                                 President and Chief
                                                 Executive Officer





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                               Index to Exhibits

Exhibit No.                                            Description
-----------                                            -----------
1.1              Certificate of Designation of Series C Convertible Preferred Stock of Queen
                 Sand Resources, Inc., a Delaware corporation.

1.2              Securities Purchase Agreement among Queen Sand Resources, Inc., a Delaware corporation, and certain institutional investors named therein, dated December
                 22, 1997.

1.3              Registration Rights Agreement among Queen Sand Resources, Inc., a Delaware corporation, and certain institutional investors named therein, dated December
                 22, 1997.

1.4              Form of Common Stock Purchase Warrant Representing Right to Purchase
                 Shares of Common Stock of Queen Sand Resources, Inc., a Delaware
                 corporation, issued to certain institutional investors on December 24, 1997.





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